First Quarter 2018 Earnings Slides May 8, 2018

Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements. 2

Q1 2018 Highlights

	Revenues	Highlights	Fundamentals
KAR	$866.6 71.2 297.4 498.0 $950.5 85.1 337.3 528.1 2017 2018	• Revenue growth +10% • Operating Adjusted EPS +32% • Adjusted EBITDA +9% • Adjusted EBITDA margin of 24.1% from 24.3% in prior year	• Diversified and complementary business services model • Controlling SG&A
ADESA	AFC 9% IAA 35% ADESA 56%	• Revenue +6% • Strong volume growth +7% • Physical volumes -6% • Physical auction RPU +$65 • Same store incremental operating profit margin 23% • Adjusted EBITDA -5%	• Off-lease supply driving volume and physical auction fee growth • Commercial vehicle mix at physical auctions increased to 59% from 56% in prior year
IAA	AFC 9% IAA 35% ADESA 56%	• Revenue +13% • Volume growth +9% • North American inv growth +4% • Adjusted EBITDA +21% • Incremental operating profit margin 42%	• Total Loss 18.7% Q1 2018 vs. 17.4% Q1 2017 (CCC) • Scrap pricing +21% (American Recycler, Q1 2018 vs. Q1 2017) • Miles driven -0.1% (FHWA, YTD through Feb. 2018 vs. 2017)
AFC	AFC 9% IAA 35% ADESA 56%	• Revenue +20% • LTU growth +2% • Provision for credit losses as a percent of managed receivables 1.6% • Adjusted EBITDA +27% • Incremental operating profit margin 91%	• Conservative portfolio management • Increasing gross revenue per loan transaction due to higher average loan balances

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2018 Outlook ANNUAL GUIDANCE 2018 Low 2018 High 2017 Net income $329.0 $349.7 $362.0 Add back: Income tax expense $115.6 $122.9 $36.0 Interest expense, net of interest income $191.0 $191.0 $162.6 Depreciation and amortization $268.0 $268.0 $264.6 EBITDA $903.6 $931.6 $825.2 Total addbacks, net ($8.6) ($6.6) $12.8 Adjusted EBITDA $895.0 $925.0 $838.0 Capital expenditures $185.0 $185.0 $152.2 Cash taxes related to calendar year $125.0 $125.0 $131.8 Cash interest expense on corporate debt $130.0 $130.0 $110.9 Free cash flow $455.0 $485.0 $443.1 Effective tax rate 26% 26% 9% Net income per share – diluted $2.40 $2.55 $2.62 Operating adjusted net income per share - diluted $2.89 $3.04 $2.50 Weighted average diluted shares 137 137 138 4

KAR Q1 2018 Highlights ($ in millions, except per share amounts) Q1 Q1 KAR Highlights* 2018 2017 Total operating revenues $950.5 $866.6 $7.0M acquisitions Gross profit** $415.5 $365.4 % of revenue 43.7% 42.2% SG&A $187.4 $157.4 $16.3M acquired SG&A EBITDA $228.0 $208.0 Adjusted EBITDA $229.4 $210.6 Margin consistent 24% Net Income $90.0 $69.2 Net income per share - diluted $0.66 $0.50 Operating adjusted net income per share - $0.82 $0.62 diluted Weighted average diluted shares 135.8 138.3 Dividends declared per common share $0.35 $0.32 Effective tax rate 22.7% 33.0% Capital expenditures $38.7 $37.2 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2018. ** Exclusive of depreciation and amortization 5

ADESA Q1 2018 Highlights ($ in millions, except RPU) Q1 Q1 ADESA Highlights* 2018 2017 Revenue $528.1 $498.0 +$7.0M acquisitions Gross profit** $222.1 $207.1 % of revenue 42.1% 41.6% SG&A $108.8 $87.3 6% growth excluding $16.3M of acquired SG&A EBITDA $109.0 $116.7 Adjusted EBITDA $119.1 $125.0 5% decrease % of revenue 22.6% 25.1% Vehicles sold 878,000 818,000 7% growth; 5% excluding acquisitions Physical vehicles sold 569,000 603,000 -6% growth Online only volume 309,000 215,000 44% growth; 33% excluding acquisitions Continued off-lease increase displaced dealer Dealer consignment mix % (physical only) 41% 44% consignment Conversion rate (N.A. physical) 62.6% 61.8% Increased commercial mix Physical RPU $820 $755 Excludes purchased vehicles Online only RPU $117 $111 Excludes ADESA Assurance * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2018. ** Exclusive of depreciation and amortization 6

IAA Q1 2018 Highlights ($ in millions) Q1 Q1 IAA Highlights* 2018 2017 Revenue $337.3 $297.4 Gross profit** $130.6 $108.3 % of revenue 38.7% 36.4 % Excluding HBC 39.2% vs 37.4% prior year SG&A $30.5 $25.9 EBITDA $100.1 $82.8 Adjusted EBITDA $101.7 $83.8 % of revenue 30.2% 28.2% Vehicles sold 643,000 592,000 +9% volume Inventory growth (N.A.) 4% 17% % Purchased contract vehicles 4% 5% Reduced HBC purchase vehicles * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2018. ** Exclusive of depreciation and amortization 7

AFC Q1 2018 Highlights ($ in millions, except for revenue per loan transaction) Q1 Q1 Highlights* AFC 2018 2017 Interest and fee income $81.9 $71.3 Other revenue $2.9 $2.9 Provision for credit losses ($7.7) ($11.1) Other service revenue $8.0 $8.1 PWI revenue Total AFC revenue $85.1 $71.2 +20% revenue per LTU Gross profit** $62.8 $50.0 % of revenue 73.8% 70.2% Floorplan lending business 79.0% vs 76.6% prior year SG&A $8.0 $7.9 EBITDA $54.8 $42.1 Adjusted EBITDA $43.9 $34.5 27% increase Loan transactions 464,000 456,000 Revenue per loan transaction unit (LTU)*** $166 $138 $183 vs $163 prior year excluding provision for credit losses Provision for credit losses % of finance receivables 1.6% 2.5% Managed receivables $1,933.2 $1,760.7 Increasing vehicle values $1,354.2 $1,241.8 Obligations collateralized by finance receivables * For a more complete explanation of these changes, see the MD&A in the company’s supplemental financial information and Form 10-Q, both for the three months ended March 31, 2018. ** Exclusive of depreciation and amortization 8 *** Excludes "Other service revenue"

H I S T O R I C A L D A T A APPENDIX 9

ADESA Metrics - Annual 2017 2016 2015 2014 2013 Revenue2 $1,937.5 $1,765.3 $1,427.8 $1,271.0 $1,165.5 Total Volume 3,180 2,885 2,465 2,198 2,055 Online Only Volume 938 743 592 495 407 Total Online Volume % 46% 42% 40% 38% 35% Physical Conversion % (N.A.) 60.4% 58.0% 58.3% 58.2% 56.9% Dealer Consignment Mix % (Physical) 45% 48% 50% 51% 51% Physical RPU1 $775 $753 $701 $685 $649 Online RPU1 $113 $110 $102 $104 $119 Gross Margin2 42.0% 41.3% 41.4% 41.3% 41.9% 10

ADESA Metrics - Quarter 1Q18 4Q17 3Q17 2Q17 1Q17 4Q16 3Q16 2Q16 1Q16 Revenue2 $528.1 $473.2 $477.1 $489.2 $498.0 $442.3 $457.4 $450.8 $414.8 Total Volume 878 744 788 830 818 700 732 750 703 Online Only Volume 309 237 241 245 215 177 180 198 188 Total Online Volume % 52% 49% 46% 46% 44% 43% 41% 41% 43% Physical Conversion % 62.6% 57.3% 61.3% 61.1% 61.8% 54.9% 57.2% 59.1% 61.0% (N.A.) Dealer Consignment Mix 41% 44% 47% 46% 44% 45% 50% 49% 47% % (Physical) Physical RPU1 $820 $822 $781 $748 $755 $773 $758 $742 $737 Online RPU1 $117 $122 $112 $105 $111 $115 $108 $109 $110 Gross Margin2 42.1% 40.5% 42.9% 43.0% 41.6% 39.1% 41.1% 42.5% 42.5% 1 Excluding Acquired Vehicles 2 Includes purchased vehicles 11

Used Vehicle Value Indices - Quarterly YoY Index Change Age 1Q17 2Q17 3Q17 4Q17 1Q18 Industry All +4.1% +3.7% +1.9% +2.3% +0.0% JCP/NADA 0-8 yrs -4.7% -4.5% -2.6% -0.1% +0.8% Black Book 2-6 yrs -5.9% -5.1% -3.5% -0.8% -0.9% RVI 2-5 yrs -6.1% -5.6% -2.7% +0.1% +0.1% • Increased industry (commercial) volumes drive average industry transaction wholesale prices higher (ADESA) • Revenue per unit sold increased as a result of increased commercial mix (ADESA) • Declining used car values increase likelihood of total losses (IAA) 12

IAA Metrics - Annual 2017 2016 2015 2014 2013 Revenue $1,219.2 $1,098.0 $994.4 $895.9 $830.0 Total Volume 2,369 2,184 1,970 1,732 1,616 Inventory Growth (North America) 3% 25% 14% 20% -3% Purchased Vehicle Mix % 5% 7% 7% 6% 7% Gross Profit $441.1 $390.0 $360.8 $340.2 $284.1 Gross Margin (IAA) 36.2% 35.5% 36.3% 38.0% 34.2% Gross Margin (North America) 36.9% 36.7% 37.0% 38.0% 34.2% 13

IAA Metrics - Quarter 1Q18 4Q17 3Q17 2Q17 1Q17 4Q16 3Q16 2Q16 1Q16 Revenue $337.3 $335.4 $287.7 $298.7 $297.4 $302.6 $261.0 $264.8 $269.6 Total Volume 643 635 562 580 592 610 516 523 534 Inventory Growth (North 4% 3% 12% 9% 17% 25% 22% 11% 4% America) Purchased Vehicle Mix % 4% 4% 5% 5% 5% 6% 7% 6% 7% Gross Profit $130.6 $112.7 $102.9 $117.2 $108.3 $103.9 $92.5 $97.5 $96.1 Gross Margin (IAA) 38.7% 33.6% 35.8% 39.2% 36.4% 34.3% 35.4% 36.8% 35.6% Gross Margin (North 39.2% 33.9% 36.3% 40.2% 37.4% 35.1% 36.6% 38.4% 37.1% America) 14

IAA Q1 2018 Gross Profit ($ in millions) Three Months Ended Three Months Ended March 31, 2018 March 31, 2017 IAA HBC Total IAA HBC Total Revenue $327.6 $9.7 $337.3 $284.6 $12.8 $297.4 Cost of Services** $199.1 $7.6 $206.7 178.2 10.9 189.1 Gross Profit** $128.5 $2.1 $130.6 $106.4 $1.9 $108.3 % of Revenue 39.2% 21.6% 38.7% 37.4% 14.8% 36.4% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2018. ** Exclusive of depreciation and amortization 15

AFC Metrics - Annual 2017 2016 2015 2014 2013 Revenue $301.3 $286.8 $268.4 $250.1 $224.7 Loan Transaction Units (LTU) 1,688 1,718 1,607 1,445 1,355 Revenue per Loan Transaction, $159 $148 $150 $155 $157 Excluding “Other Service Revenue” Ending Managed Finance Receivables $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 Ending Obligations Collateralized by $1,358.1 $1,280.3 $1,189.0 $859.3 $763.3 Finance Receivables % Vehicles Purchased at Auction 85% 83% 84% 84% 83% Active Dealers 12,400 12,200 11,300 10,100 9,300 Vehicles per active dealer 15 15 16 16 14 Average Credit Line $250,000 $260,000 $230,000 $219,000 $185,000 Avg Value Outstanding per Vehicle $9,900 $9,500 $9,100 $8,630 $8,360 16

AFC Metrics - Quarter 1Q18 4Q17 3Q17 2Q17 1Q17 4Q16 3Q16 2Q16 1Q16 Revenue $85.1 $81.8 $78.2 $70.1 $71.2 $68.8 $71.2 $72.9 $73.9 Loan Transaction Units 464 414 402 416 456 417 426 422 454 (LTU) Revenue per Loan Transaction, Excluding $166 $178 $174 $148 $138 $145 $148 $154 $146 “Other Service Revenue” Ending Managed Finance $1,933.2 $1,912.6 $1,809.2 $1,736.5 $1,760.7 $1,792.2 $1,785.4 $1,738.6 $1,705.5 Receivables Ending Obligations Collateralized by Finance $1,354.2 $1,358.1 $1,259.3 $1,224.9 $1,241.8 $1,280.3 $1,275.1 $1,231.2 $1,202.9 Receivables 17

AFC Provision for Credit Losses - Annual 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Ending Managed $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 $1,004.2 $883.2 $771.6 $613.0 $506.6 $847.9 Receivables Average Managed $1,802.2 $1,732.5 $1,474.9 $1,208.4 $1,051.4 $925.8 $798.8 $688.6 $516.4 $744.4 $835.3 Receivables Provision for Credit $33.9 $30.7 $16.0 $12.3 $9.6 $7.2 $6.1 $11.2 $17.1 $44.7 $25.0 Losses % of Managed 1.9% 1.8% 1.1% 1.0% 0.9% 0.8% 0.8% 1.6% 3.3% 6.0% 3.0% Receivables 18

AFC Provision for Credit Losses - Quarterly 1Q18 4Q17 3Q17 2Q17 1Q17 4Q16 3Q16 2Q16 1Q16 Ending Managed $1,933.2 $1,912.6 $1,809.2 $1,736.5 $1,760.7 $1,792.2 $1,785.4 $1,738.6 $1,705.5 Receivables Average Managed $1,922.9 $1,860.9 $1,772.9 $1,748.6 $1,776.5 $1,788.8 $1,762.0 $1,722.1 $1,673.3 Receivables Provision for $7.7 $6.4 $5.0 $11.4 $11.1 $11.7 $8.0 $5.5 $5.5 Credit Losses % of Managed 1.6% 1.4% 1.1% 2.6% 2.5% 2.6% 1.8% 1.3% 1.3% Receivables 19

A P P E N D I X APPENDIX 20

Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Free cash flow is defined as Adjusted EBITDA less cash interest expense on corporate debt (Credit Facility), capital expenditures and cash taxes related to the calendar year. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA, Adjusted EBITDA and free cash flow to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures, but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income and operating adjusted net income per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income and net income per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, free cash flow, operating adjusted net income and operating adjusted net income per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies. 21

Q1 2018 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2018 ADESA IAA AFC Corporate Consolidated Net income (loss) $54.2 $50.3 $25.7 ($40.2) $90.0 Add back: Income taxes 15.5 16.3 8.4 (13.8) 26.4 Interest expense, net of interest income 0.4 – 13.4 27.5 41.3 Depreciation and amortization 31.2 24.1 7.8 7.2 70.3 Intercompany interest 7.7 9.4 (0.5) (16.6) – EBITDA $109.0 $100.1 $54.8 ($35.9) $228.0 Intercompany charges 4.4 – – (4.4) – Non-cash stock-based compensation 2.1 1.0 0.5 3.1 6.7 Acquisition related costs 1.4 – – 0.8 2.2 Securitization interest – – (11.4) – (11.4) Severance 1.5 – – – 1.5 Other 0.7 0.6 – 1.1 2.4 Total Addbacks 10.1 1.6 (10.9) 0.6 1.4 Adjusted EBITDA $119.1 $101.7 $43.9 ($35.3) $229.4 Revenue $528.1 $337.3 $85.1 – $950.5 Adjusted EBITDA % margin 22.6% 30.2% 51.6% 24.1% 22

Q1 2017 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2017 ADESA IAA AFC Corporate Consolidated Net income (loss) $51.3 $32.2 $20.9 ($35.2) $69.2 Add back: Income taxes 29.0 18.0 11.8 (24.7) 34.1 Interest expense, net of interest income 0.1 – 10.3 29.8 40.2 Depreciation and amortization 27.1 23.2 7.8 6.4 64.5 Intercompany interest 9.2 9.4 (8.7) (9.9) – EBITDA $116.7 $82.8 $42.1 ($33.6) $208.0 Intercompany charges 2.6 – – (2.6) – Non-cash stock-based compensation 1.5 0.9 0.5 3.1 6.0 Acquisition related costs 1.7 – – 0.4 2.1 Securitization interest – – (8.1) – (8.1) Minority interest 1.7 – – – 1.7 Severance 0.5 0.2 – – 0.7 Other 0.3 (0.1) – – 0.2 Total Addbacks 8.3 1.0 (7.6) 0.9 2.6 Adjusted EBITDA $125.0 $83.8 $34.5 ($32.7) $210.6 Revenue $498.0 $297.4 $71.2 – $866.6 Adjusted EBITDA % margin 25.1% 28.2% 48.5% 24.3% 23

Operating Adjusted Net Income per Share Reconciliation ($ in millions, except per share amounts), (unaudited) Three Months ended March 31, 2018 2017 Net income $90.0 $69.2 Acquired amortization expense 26.9 25.2 Income taxes (1) (6.1) (8.3) Operating adjusted net income $110.8 $86.1 Net income per share − diluted $0.66 $0.50 Acquired amortization expense 0.20 0.18 Income taxes (0.04) (0.06) Operating adjusted net income per share − diluted $0.82 $0.62 Weighted average diluted shares 135.8 138.3 (1) The effective tax rate at the end of each period presented was used to determine the amount of income tax on the adjustments to net income. 24

Q1 2018 ADESA Incremental Operating Profit Margin Analysis Incremental Operating Profit % ($ in millions) ADESA IMPACT OF REPORTED EXCLUDING ACQUISITIONS ACQUISITIONS Q1 2018 Revenue $528.1 $7.0 $521.1 Operating Profit $82.1 ($15.9) $98.0 Operating Profit % 15.5% (227.1%) 18.8% Q1 2017 Revenue $498.0 Operating Profit $92.7 Operating Profit % 18.6% Q1 2018 Reported Growth Reported Revenue Growth $30.1 Reported Operating Profit Growth ($10.6) Incremental Operating Margin (35.2%) Q1 2018 Excluding Acquisitions Revenue Growth $23.1 Operating Profit Growth $5.3 Incremental Operating Margin 22.9% 25

Q1 2018 IAA Incremental Operating Profit Margin Analysis Incremental Operating Profit % ($ in millions) REPORTED Q1 2018 Revenue $337.3 Operating Profit $76.0 Operating Profit % 22.5% Q1 2017 Revenue $297.4 Operating Profit $59.2 Operating Profit % 19.9% Q1 2018 Reported Growth Reported Revenue Growth $39.9 Reported Operating Profit Growth $16.8 Incremental Operating Margin 42.1% 26

Q1 2018 AFC Incremental Operating Profit Margin Analysis Incremental Operating Profit % ($ in millions) REPORTED Q1 2018 Revenue $85.1 Operating Profit $47.0 Operating Profit % 55.2% Q1 2017 Revenue $71.2 Operating Profit $34.3 Operating Profit % 48.2% Q1 2018 Reported Growth Reported Revenue Growth $13.9 Reported Operating Profit Growth $12.7 Incremental Operating Margin 91.4% 27